UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2021 (July 29, 2021)

Reinvent Technology Partners Z

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39711	98-1562010
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 Park Avenue, Floor 11
New York, NY	10003
(Address of principal executive offices)	(Zip Code)

(212) 457-1272

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth of one redeemable warrant	RTPZ.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	RTPZ	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	RTPZ WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On July 29, 2021, Reinvent Technology Partners Z (the “Company” or “RTPZ”) held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) and an extraordinary general meeting of public warrant holders (the “Warrant Holders Meeting”), at which shareholders and public warrant holders of the Company were asked to consider and vote on the proposals identified in the definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 9, 2021 (the “Definitive Proxy”) in connection with the proposed business combination between the Company and Hippo Enterprises Inc. (“Hippo”) (the “Business Combination”).

Extraordinary General Meeting

At the Extraordinary General Meeting, holders of 22,212,619 of the Company’s ordinary shares, which represented 76.90% of the ordinary shares outstanding and entitled to vote as of the record date of June 21, 2021, were represented in person or by proxy. The final voting results for each matter submitted to a vote of the Company’s shareholders at the Extraordinary General Meeting are set forth below:

Approval of the BCA Proposal

The shareholders approved by ordinary resolution adoption of the Agreement and Plan of Merger, dated as of March 3, 2021 (the “Merger Agreement”), by and among the RTPZ, RTPZ Merger Sub Inc. (“Merger Sub”) and Hippo, a copy of which is attached to the Definitive Proxy as Annex A. The Merger Agreement provides that, among other things, in accordance with the terms and subject to the conditions of the Merger Agreement, (a) Merger Sub will merge with and into Hippo, the separate corporate existence of Merger Sub will cease and Hippo will be the surviving corporation and a wholly owned subsidiary of RTPZ (the “First Merger”), and (b) immediately following the First Merger, Hippo (as the surviving corporation of the First Merger) will merge with and into RTPZ, the separate corporate existence of Hippo will cease and Hippo Holdings will be the surviving corporation (the “Second Merger” and, together with the First Merger, the “Mergers”) (the “BCA Proposal”). The results of the shareholders vote with respect to the BCA Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,118,729	1,093,321	569	N/A

Approval of the Domestication Proposal

The shareholders approved by special resolution the change of RTPZ’s jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”) (the “Domestication Proposal”). The results of the shareholders vote with respect to the Domestication Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,118,554	1,093,496	569	N/A

Organizational Documents Proposals

The shareholders approved by special resolution the following material differences between RTPZ’s Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, the “Cayman Constitutional Documents”) and the proposed new certificate of incorporation (“Proposed Certificate of Incorporation”) and the proposed new bylaws (“Proposed Bylaws”) of RTPZ (a corporation that will be incorporated in the State of Delaware upon the filing with and acceptance by the Secretary of State of Delaware of the certificate of domestication in accordance with Section 388 of the Delaware General Corporation Law (the “DGCL”)), which will be renamed “Hippo Holdings Inc.” (“Hippo Holdings”) in connection with the Business Combination:

Approval of Organizational Documents Proposal A

The shareholders approved the change in the authorized capital stock of RTPZ from 500,000,000 Class A ordinary shares, par value $0.0001 per share, 50,000,000 Class B ordinary shares, par value $0.0001 per share, and 5,000,000 preferred shares, par value $0.0001 per share, to 2,000,000,000 shares of common stock, par value $0.0001 per share, of Hippo Holdings (the “Hippo Holdings common stock”) and 10,000,000 shares of preferred stock, par value $0.0001 per share, of Hippo Holdings (the “Hippo Holdings preferred stock”) (“Organizational Documents Proposal A”). The results of the shareholders vote with respect to Organizational Documents Proposal A were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,103,704	1,103,277	5,638	N/A

Approval of Organizational Documents Proposal B

The shareholders approved the authorization of the board of directors of Hippo Holdings to issue any or all shares of Hippo Holdings preferred stock in one or more classes or series, with such terms and conditions as may be expressly determined by Hippo Holdings’ board of directors and as may be permitted by the DGCL (“Organizational Documents Proposal B”). The results of the shareholders vote with respect to Organizational Documents Proposal B were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,550,585	2,656,633	5,401	N/A

Approval of Organizational Documents Proposal C

The shareholders approved that Hippo Holdings’ board of directors be divided into three classes with only one class of directors being elected in each year and each class serving a three-year term (“Organizational Documents Proposal C”). The results of the shareholders vote with respect to Organizational Documents Proposal C were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,553,689	2,655,908	3,022	N/A

Approval of Organizational Documents Proposal D

The shareholders approved all other changes in connection with the replacement of Cayman Constitutional Documents with the Proposed Certificate of Incorporation and Proposed Bylaws in connection with the consummation of the Business Combination, including (1) changing the corporate name from “Reinvent Technology Partners Z” to “Hippo Holdings Inc.”, (2) making Hippo Holdings’ corporate existence perpetual, (3) adopting Delaware as the exclusive forum for certain stockholder litigation, (4) electing not to be governed by Section 203 of the DGCL and, instead, be governed by a provision substantially similar to Section 203 of the DGCL, and (5) removing certain provisions related to RTPZ’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination (“Organizational Documents Proposal D”). The results of the shareholders vote with respect to Organizational Documents Proposal D were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,117,779	1,093,371	1,469	N/A

Approval of the Director Election Proposal

The holders of RTPZ Class B ordinary shares approved by ordinary resolution the election of Amy Errett, Eric Feder, Lori Dickerson Fouché, Hugh R. Frater, Noah Knauf, Sam Landman, Richard McCathron, Assaf Wand and Sandra Wijnberg (collectively, the “Proposed Directors”), who, upon consummation of the Business Combination, will be the directors of Hippo Holdings (the “Director Election Proposal”).

The results of the shareholders vote with respect to the election of each of the Proposed Directors were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,750,000	0	0	N/A

Approval of the Stock Issuance Proposal

The shareholders approved by ordinary resolution, for the purposes of complying with the applicable provisions of Section 312.03 of the New York Stock Exchange’s Listed Company Manual, the issuance of Hippo Holdings common stock to (a) the PIPE Investors, including the Sponsor Related PIPE Investors and the Hippo PIPE Investors, pursuant to the PIPE Investment (as such terms are defined in the Definitive Proxy) and (b) the Hippo stockholders pursuant to the Merger Agreement (the “Share Issuance Proposal”). The results of the shareholders vote with respect to the Stock Issuance Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,113,060	1,095,657	3,902	N/A

Approval of the Incentive Award Plan Proposal

The shareholders approved by ordinary resolution, the Hippo Holdings Inc. 2021 Incentive Award Plan (the “Incentive Award Plan Proposal”) attached to the Definitive Proxy as Annex D. The results of the shareholders vote with respect to the Incentive Award Plan Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,370,020	2,836,656	5,943	N/A

Approval of the ESPP Proposal

The shareholders approved by ordinary resolution, the Hippo Holdings Inc. 2021 Employee Stock Purchase Plan (the “ESPP Proposal”) attached to the Definitive Proxy as Annex E. The results of the shareholders vote with respect to the ESPP Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,576,052	2,631,413	5,154	N/A

Approval of the Adjournment Proposal

The shareholders approved the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the Extraordinary General Meeting (the “Adjournment Proposal”). The results of the shareholders vote with respect to the Adjournment Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,979,409	1,230,807	2,403	N/A

Warrant Holders Meeting

At the Warrant Holders Meeting, 1,888,454 holders of the Company’s public warrants, which represented 41.05% of the public warrants outstanding and entitled to vote as of the record date of June 21, 2021, were represented in person or by proxy. Accordingly, a quorum was not obtained and the no proposals were submitted to a vote of the Company’s public warrant holders.

Item 8.01	Other Events

19,261,380 of the Company’s Class A ordinary shares were presented for redemption in connection with the Business Combination.

Though not guaranteed, the Company expects to close the Business Combination on August 2, 2021, subject to customary closing conditions, and for the Hippo Holdings common stock and warrants to begin publicly trading on The New York Stock Exchange under the new symbols “HIPO” and “HIPO.WS”, respectively, on August 3, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reinvent Technology Partners Z

Date: July 30, 2021	By:	/s/ Michael Thompson
		Name:	Michael Thompson
		Title:	Chief Executive Officer and Chief Financial Officer